Pension and Other Employee Obligations - Summary of Pension and Other Employee Obligations (Detail) - USD ($) $ in Thousands	Mar. 31, 2019	Apr. 01, 2018	Mar. 31, 2018
Current:
Salaries and bonus	$ 62,320		$ 59,346
Pension	854		1,189
Withholding taxes on salary and statutory payables	4,947		4,082
Total	68,121	$ 64,617	64,617
Non-current:
Pension and other obligations	11,248	9,621	9,621
Total	$ 11,248	$ 9,621	$ 9,621